SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 19, 2014 (February 18, 2014)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Explanatory Note

On February 18, 2014, the Company issued a Form 8-K with an exhibit containing an earnings press release with forecasted guidance for 2014 Normalized FFO and Normalized AFFO.  The description of the top end of our guidance range stated in error that we are adding in assumptions for investment activity.  We correctly stated in our earnings call transcript on the same day that the top end of our 2014 guidance range does not include investment activity.  We have corrected the text of the earnings press release and a copy of the revised press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On February 18, 2014, the Company conducted its Q4 2013 earnings call. The transcript of this call is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit
Number        Title

99.1        Press Release dated February 18, 2014.
99.2        Transcript of 4Q 2013 Earnings Call of February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

Date: February 19, 2014	By:	/s/ Roger R. Hopkins

Roger R. Hopkins
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated February 18, 2014.
99.2	Transcript of 4Q 2013 Earnings Call of February 18, 2014.